UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 20, 2004

iGATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

PENNSYLVANIA

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

1000 Commerce Drive Suit 500 Pittsburgh, PA	15275
(Address of Principal Executive Offices)	(Zip Code)

(412) 503-1131

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective as of September 15, 2004, iGate Corporation and its wholly-owned subsidiary, iGate, Inc., entered into a First Amendment to Loan Agreement with PNC Bank National Association (the “First Amendment”) amending the Loan Agreement (the “Loan Agreement”) dated September 16, 2003 among iGate Corporation, iGate, Inc. and PNC Bank National Association. The First Amendment, which is attached hereto as Exhibit 10.01 and incorporated herein by reference, extends the term of the Loan Agreement to September 14, 2005 and modifies a financial covenant in the Loan Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.01	First Amendment to Loan Agreement dated as of September 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

September 20, 2004	/s/ MICHAEL ZUGAY
Michael Zugay
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
10.01	First Amendment to Loan Agreement, dated as of the 15th day of September 2004 by and among iGate Corporation, iGate, Inc. and PNC Bank National Association.